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                                                                   Exhibit 10.60

                  AMENDMENT TO PROGRAM ADMINISTRATOR AGREEMENTS
                  ---------------------------------------------

     This AMENDMENT TO PROGRAM ADMINISTRATOR AGREEMENTS is made and entered into as of March 6, 2002, by and between the Professional Programs Division of Brown & Brown, Inc., a Florida corporation ("PA"), on the one hand, and SCPIE Indemnity Company, a California corporation ("SCPIE Indemnity"), and American Healthcare Indemnity Company, a Delaware corporation ("AHI"), on the other hand. SCPIE Indemnity and AHI are hereinafter collectively referred to as "Insurers."

                                    RECITALS
                                    --------

     A. PA and AHI are parties to a Program Administrator Agreement dated as of January 1, 1998, under which AHI acts as underwriter for the PA Physicians' Protector Plan in a number of states, including principally the states of Florida, Georgia and Connecticut (the "1998 Agreement"). PA and SCPIE Indemnity and AHI are parties to a Program Administrator Agreement dated as of January 1, 2000, under which Insurers are underwriters of the PA Professional Protector Plan for Dentists in the states of California and Texas (the "2000 Agreement").

     B. PA and Insurers desire to mutually terminate their relationship under the 1998 Agreement and the 2000 Agreement on or before March 6, 2003, on the terms and conditions hereinafter set forth.


                                    AGREEMENT
                                    ---------

     1. Termination. The 1998 Agreement and the 2000 Agreement are each
        -----------
terminated as if prior written notice were given by each party to the other party on the date hereof pursuant to Section 9.2 of each Agreement. The mutually agreed date of termination of each Agreement is March 6, 2003 (the "Termination Date"). The restrictions on competitive activities of Insurers contained in the second paragraph of Section 9.7 of each agreement shall apply and be binding on Insurers.

     2. Waiver of Automatic Termination Provisions. PA and Insurers hereby agree
        ------------------------------------------
that the 2000 Agreement is not terminated pursuant to Section 9.4(iii) thereof by reason of the downgrade of the A.M. Best rating of Insurers below "A-."

     3. Conduct of PA Prior to Termination Date. Prior to the Termination Date,
        ---------------------------------------
PA will attempt to identify and reach agreement with an insurer or insurers to replace Insurers under the 1998 Agreement and the 2000 Agreement on or before the Termination Date. PA will otherwise conduct its activities under the 1998 Agreement and the 2000 Agreement in accordance with the underwriting standards of Insurers and the provisions of those Agreements.

     4. Termination Date Adjustment. Insurers hereby agree that at the request
        ---------------------------
of PA, Insurers will terminate either or both of the Agreements at a date or dates prior to the

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Termination Date, and will otherwise cooperate with any Insurers or Insurers that PA may select to replace Insurer or Insurers under either Agreement.

     5. Continued Effectiveness of Agreement. Except as amended by this
        ------------------------------------
Agreement, the 1998 Agreement and the 2000 Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, PA, SCPIE Indemnity and AHI have caused this Amendment to Program Administration Agreements to be executed by their fully authorized respective officers as of the 6/th/ day of March, 2002.

                                           BROWN & BROWN, INC. PROFESSIONAL
                                           PROGRAMS DIVISION



ATTEST:  /s/ Laurel L. Grammig             By:   /s/ Linda S. Downs
       -----------------------------          ----------------------------------
       Laurel L. Grammig                         Linda S. Downs
       Secretary                                 President


                                           AMERICAN HEALTHCARE INDEMNITY COMPANY

ATTEST:  /s/ Patrick T. Lo                 BY:  /s/ Joseph P. Henkes
       -----------------------------          ----------------------------------

TITLE:  Sr. V.P. & CFO                     TITLE:   Secretary
      ------------------------------             -------------------------------

                                           SCPIE INDEMNITY COMPANY

ATTEST:  /s/ Patrick T. Lo                 BY:  /s/ Joseph P. Henkes
       -----------------------------          ----------------------------------

TITLE:  Sr. V.P. & CFO                     TITLE:   Secretary
      ------------------------------             -------------------------------